THIRD AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT, dated as of April 16, 2001 (this "Amendment"), is made and entered into by and among THE GYMBOREE CORPORATION, a Delaware corporation ("Guarantor One"), GYMBOREE MANUFACTURING, INC., a California corporation ("Guarantor Two") (Guarantor One and Guarantor Two each, individually a "Guarantor" and, collectively, the "Guarantors"), GYMBOREE LOGISTIC PARTNERSHIP, a California general partnership ("Borrower"), and M CREDIT, INC. formerly known as Transamerica Business Credit Corporation, a Delaware corporation ("Lender"). Capitalized terms used herein and not defined herein have the meanings assigned to them in the Loan Agreement.

     WHEREAS, Guarantors, Borrower and Lender are parties to a certain Term Loan and Security Agreement, dated as of December 29, 1998, as amended by a First Amendment dated July 30, 1999 ("First Amendment") and a Second Amendment dated August 30, 2000, ("Second Amendment") (jointly the "Loan Agreement") pursuant to which, as described therein, Lender has made certain term loans to Borrower;

     WHEREAS, an Event of Default has occurred and is continuing under Section 6.14 of the Loan Agreement, with respect to Guarantor Ones' Fiscal Quarter ending February 3, 2001;

     WHEREAS, Guarantors and Borrower have requested that Lender waive the Existing Event of Default and, as an inducement to Lender to do so, have agreed, among other things, to pay increased rates of interest on the Term Loans in accordance with the provisions hereof;

     WHEREAS, the Lender also agrees that from and after the date of execution of this Amendment, it will no longer require Guarantor One to comply with certain financial requirements of Section 6.14 of the Loan Agreement and will remove the financial default provisions of the Loan Agreement to achieve that purpose; and

     WHEREAS, Guarantors, Borrower and Lender wish to enter into this Amendment in order to set forth their mutual agreements in regard to the foregoing matters;

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

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1.   INCREASE IN INTEREST RATE.

     (a) Commencing on the date hereof and continuing hereafter until the Term Loans are paid in full, the interest rate payable on each Term Loan as set forth in Section 2.3 of the Loan Agreement, as amended by the Second Amendment, will be increased to a simple interest rate equal to three fourths percent (.75%) per annum in excess of the increased interest rate established in the Second Amendment applicable to such Term Loan (the "Adjusted Fixed Rate"). The interest rate payable on Term Loan A will be increased from 8.71% per annum to 9.46% per annum and the interest rate payable on Term Loan B will be increased from 8.93% per annum to 9.68% per annum.

     (b) From and after the date hereof, interest on the Term Loans shall continue to be payable at the times and in the manner provided in Section 2.3 of the Loan Agreement and on the basis of a year consisting of twelve thirty-day months. Further, from and after the occurrence of an Event of Default and for so long as such Default shall be continuing, Lender shall continue to have the right to impose interest at the Default Rate in the manner provided in such Section 2.3, provided that at any time that the Term Loans bear interest at an increased rate pursuant to the provisions hereof, the Default Rate for each Term Loan shall be computed by adding a simple interest rate of four percent (4%) per annum to the Adjusted Fixed Rate, rather than to the original Fixed Rate.

2.   REMOVAL OF FINANCIAL DEFAULTS. The Loan Agreement is hereby amended by deleting Section 6.14 thereof in its entirety.

3.   WAIVER OF EXISTING EVENTS OF DEFAULT. Lender hereby waives the Existing Event of Default; provided that such waiver is expressly limited to the Existing Event of Default and shall not be deemed to be a waiver of any other Default Condition or Event of Default presently or hereafter existing.

4.   AMENDMENT FEE. Borrower shall pay to Lender an amendment fee of $25,000 in connection with the execution of this Amendment.

5.   REAFFIRMATION OF GUARANTY. Each Guarantor hereby consents to the amendments and waivers set forth hereinabove and agrees that its guaranty of the Obligations, set forth in Section 2.10 of the Loan Agreement, shall continue in full force and effect from and after the date of execution of this Agreement, without modification, diminution or impairment.

6.   MISCELLANEOUS

     (a) Effect of Amendment. All terms of the Loan Agreement and the other Loan Documents, as amended hereby, shall continue and remain in full force and effect from and after the execution and delivery of this Amendment and shall constitute the legal, valid, binding and enforceable obligations of Guarantors and Borrower to Lender. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby.

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     (b) Reaffirmation of Representations and Warranties. Guarantors and Borrower hereby ratify and reaffirm all of the representations and warranties set forth in the Loan Agreement and the other Loan Documents, including without limitation, Section 3 and 4 of the Loan Agreement, except to the extent that such representation and warranties relate to an earlier date or may be untrue or incorrect solely as a result of occurrences permitted under the Loan Agreement.

     (c) Ratification. Guarantors and Borrower hereby restate, ratify and reaffirm each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

     (d) Estoppel. To induce Lender to enter into this Amendment, Guarantors and Borrower hereby acknowledge and agree that, as of the date hereof, no Default Condition or Event of Default has occurred and is continuing and, in addition, there exists no right of offset, defense, counterclaim or objection in favor of either Guarantor or Borrower with respect to the Obligations.

     (e) Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois and all applicable federal laws of the United States of America.

     (f) Costs and Expenses. Guarantors and Borrower agree, jointly and severally, to pay on demand all costs and expenses of Lender actually incurred in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the reasonable fees and out-of-pocket expenses of Lender's counsel.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their respective officer or officers thereunto duly authorized, as of the date first above written.

(SEAL)	“GUARANTOR ONE” THE GYMBOREE CORPORATION By: /s/ LAWRENCE H. MEYER ———————————————— Name: LAWRENCE H. MEYER ———————————————— Title: CHIEF FINANCIAL OFFICER ————————————————
Attest: /s/ MANDY KWOK ———————————————— Name: MANDY KWOK ———————————————— Title: DIRECTOR TAX AND TREASURY ————————————————

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(SEAL)	“GUARANTOR TWO” THE GYMBOREE CORPORATION By: /s/ LAWRENCE H. MEYER ———————————————— Name: LAWRENCE H. MEYER ———————————————— Title: CHIEF FINANCIAL OFFICER ————————————————
Attest: /s/ MANDY KWOK ———————————————— Name: MANDY KWOK ———————————————— Title: DIRECTOR TAX AND TREASURY ————————————————

(SEAL)	“BORROWER”

GYMBOREE LOGISTICS PARTNERSHIP

By:  Gymboree Retail Stores, Inc., Partner

By:       /s/ LAWRENCE H. MEYER
             ————————————————
Name:  LAWRENCE H. MEYER
             ————————————————
Title:    CHIEF FINANCIAL OFFICER
————————————————
(SEAL)	By: The Gymboree Stores, Inc., Partner By: /s/ LAWRENCE H. MEYER ———————————————— Name: LAWRENCE H. MEYER ———————————————— Title: CHIEF FINANCIAL OFFICER ————————————————

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(SEAL)	“LENDER”

M CREDIT, INC., formerly known as
Transamerica Business Credit Corporation

By:       /s/ RANDY SHUMATE
             ————————————————
Name:  RANDY SHUMATE
             ————————————————
Title:    EXECUTIVE VICE PRESIDENT
————————————————

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